UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 16, 2007
Date of Report (Date of earliest event reported)

ACTEL CORPORATION
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-21970 (Commission File Number)	77-0097724 (I.R.S. Employer Identification Number)

2061 Stierlin Court Mountain View, California (Address of principal executive offices)	94043-4655 (Zip Code)
(650) 318-4200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01 Entry into a Material Definitive Agreement.
     On March 16, 2007 (the “Effective Date”), Actel Corporation (“we” or “us”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) and Settlement Agreement and Mutual Release (the “Settlement Agreement”) with BTR, Inc., a Nevada corporation (“BTR”), Advantage Logic Inc., a California corporation (“ALI”), and, with respect to specified sections of the Purchase Agreement and the Settlement Agreement (collectively, the “Agreements”), Benjamin Ting, Peter Pani, and Richard Abraham, who are officers of BTR and ALI (collectively, the “Officers”).
     In 1995, we entered into a License Agreement with BTR pursuant to which BTR licensed its proprietary technology to us for development and use in FPGAs and certain multichip modules. At the end of 2004, we elected under the License Agreement to convert to a non-exclusive license, as a consequence of which we ceased to pay BTR advance royalties after March 2006. We had been engaged in an arbitration proceeding with BTR since September 2005 to determine whether we were subject to ongoing royalties under the License Agreement. Under the Settlement Agreement, the arbitration was dismissed with prejudice and the parties generally released and discharged each other from any and all claims, demands, and causes of action based on any contract, license, or other agreement or obligation entered into or undertaken prior to the Effective Date.
     Under the Purchase Agreement, we purchased from BTR and ALI for $7.5 million numerous patents and patent applications, including the patents asserted against us in the arbitration; the technology and confidential information delivered to us under the License Agreement, which were also the subject of dispute in the arbitration; and related copyrights and mask work rights. We have retained half of the purchase price ($3.75 million) in escrow as our sole and exclusive security for the representations and warranties, covenants, and other obligations of BTR, ALI, and the Officers under the Purchase Agreement. We will pay interest on the escrowed amount and, subject to any allowed deductions or pending claims, the escrowed amount will be paid on March 16, 2012.
     The foregoing descriptions of the Agreements are qualified in their entirety by the terms and conditions of the Agreements, which are attached as exhibits to this Current Report on Form 8-K and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
     As previously disclosed, a Special Committee of our Board of Directors, composed of independent directors and assisted by independent counsel, was formed to review our historical stock option grant practices and related accounting. On January 18, 2007, we concluded that our financial statements and the related reports or interim reviews of our independent registered public accounting firm and all earnings press releases and similar communications issued by us for fiscal periods commencing on or after January 1, 1996, should no longer be relied upon. On January 30, 2007, the Special Committee presented its preliminary findings to the Board of Directors. The preliminary findings were described in a Current Report on Form 8-K filed by us on February 1, 2007. On March 9, 2007, the Special Committee delivered its final report to the Board of Directors. Working with our independent registered public accounting firm, we are evaluating corrections to measurement dates and other related accounting issues and quantifying the financial and tax impact of those inaccuracies and corrections. In lieu of amending our prior filings with the Securities and Exchange Commission (“SEC”) to restate financial statements, we intend to include in our Annual Report on Form 10-K for the year ended December 31, 2006 (“Form 10-K”), the comprehensive disclosure outlined in guidance posted by the SEC Chief Accountant’s Office on January 16, 2007. We are delinquent in the filing of our Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended October 1, 2006.
     Since we have not yet filed our Form 10-K and the Agreements relate to the settlement of an arbitration that existed at the end of our 2006 fiscal year, the Agreements provide additional evidence with respect to conditions that existed at the date of the balance sheet and affect the estimates inherent in the process of preparing financial statements. All information that becomes

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available prior to the issuance of the financial statements should be used by management in its evaluation of the conditions on which the estimates were based. The financial statements should be adjusted for any changes in estimates resulting from the use of such evidence.
AICPA Statement on Auditing Standards No. 1 (Subsequent Events), paragraph 3. Accordingly, we expect that the Agreements will be accounted for in the fourth quarter of 2006, and we currently anticipate that the entire $7.5 million will be expensed. The preceding sentence is a “forward-looking statement” within the meaning of the Private Securities Litigation Reform Act of 1995 and is subject to change as we (and our independent registered public accounting firm) continue to evaluate the proper accounting for the Agreements.
     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.

Exhibit Number	Description

10.1	Asset Purchase Agreement dated March 16, 2007, by and between Actel Corporation and BTR, Inc., Advantage Logic Inc., and Benjamin Ting, Peter Pani, and Richard Abraham.

10.2	Settlement Agreement and Mutual Release dated March 16, 2007, by and between Actel Corporation and BTR, Inc., Advantage Logic Inc., and Benjamin Ting, Peter Pani, and Richard Abraham.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTEL CORPORATION
Date: March 22, 2007	By:	/s/ Jon A. Anderson
Jon A. Anderson
Vice President of Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Asset Purchase Agreement dated March 16, 2007, by and between Actel Corporation and BTR, Inc., Advantage Logic Inc., and Benjamin Ting, Peter Pani, and Richard Abraham.

10.2	Settlement Agreement and Mutual Release dated March 16, 2007, by and between Actel Corporation and BTR, Inc., Advantage Logic Inc., and Benjamin Ting, Peter Pani, and Richard Abraham.